Virginia SNAPSM Annual Report

VIRGINIA SNAPSM ANNUAL REPORT FOR THE 12 MONTHS ENDED JUNE 30, 2002

The Virginia SNAPSM Fund returned 2.56% for the 12-month period ended June 30, 2002, beating the 2.22% average return produced by the IBC’s First Tier* Institutional Average. The Fund also beat the 2.24% average return produced by the 244 institutional money market funds followed by Lipper Inc., an independent monitor of mutual fund performance. We attribute this out-performance to superior sector selection, and the decision earlier this year to extend maturity when we felt short yields were at their highest.

Last year’s annual report made reference to the fact that we believed the Federal Reserve Board’s easing cycle was drawing to a close. What actually occurred could certainly not have been foreseen, as continuing weakness in the domestic economy and the events of September 11 conspired to keep the Fed in an easing mode until the end of 2001, thereby driving short-term interest rates ever lower. The one year LIBOR setting did not, in fact, reach its lows for the preceding 12-month period until November 2001, at which time it traded as low as 2.06%.

From the lows set in November 2001 through the end of the period, the market has been generally testing the hypothesis that the Fed’s year long easing campaign has been successful in re-igniting economic growth. The validity of that assertion appeared to be unassailable during November and December of 2001 as the one year “strip” (Money Market benchmark) bounced out to 2.70% and hit yet another high of 3.08% in March 2002. However, at period end, the strip appeared determined to revisit its November lows, and most market participants anticipate that the Fed will remain on hold at least through the first quarter of 2003.

Returns as of 06/30/2002**
Portfolio Inception Date: July 24, 1995
	SNAPSM Fund	IBC’s First Tier Institutional Average*
Average Annual Returns
1 Year	2.56%	2.22%
5 Year	5.08%	4.71%
Since Portfolio Inception	5.22%	4.89%
7-day net annualized yield	1.96%	1.59%
30-day net annualized yield	1.95%	1.52%

This aura of disbelief in the reliability and relative strength of the underlying economic numbers is constructed on the back of continuing weakness in equity prices (exacerbated by the corporate governance scandals) and the fact that, to date, the “recovery” has produced virtually nothing in terms of either job creation or profits. To further complicate matters, the dollar has begun to weaken and capital spending shows no signs of a rebound.

Although we do believe the Fed’s actions will ultimately work their way through the economy in a positive manner, it is equally difficult to maintain that the consumer spending and housing sectors can continue to perform as well as they have of late, long term. Accordingly, we are re-evaluating the bullish posture we adopted a year ago. It is likely that from this point forward, we will be much more likely to look favorably at floating rate alternatives, and to access the fixed rate market only when we perceive that yield levels are at or near their highs in terms of the then prevalent trading range.

* IBC First Tier Institutional Average returns are provided by IBC Financial Data, Inc.

** Past Performance is not indicative of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

While the portfolio manager will endeavor to manage the portfolio in accordance with the investment process, there are no guarantees that they will be successful.

SNAPSM New Accounts January 2002 to June 2002 PARTICIPANT
Arlington County Chesterfield County Hanover County Henrico County Powhatan County	City of Richmond VCBA Shenandoah University City of Salem Southwest Regional Jail Authority Stafford County	City of Virginia Beach Virginia College Building Authority VPSA Educational Notes Virginia Public School Authority	Virginia Resources Authority Virginia Polytechnic Institute and State University City of Williamsburg

Governor Mark Warner Announces New Members of the Commonwealth’s Treasury Board
Governor Warner made the following appointments to the Commonwealth of Virginia Treasury Board:

Jody M. Wagner, Chair
Kenneth W. Thorson
K. David Boyer, Jr.
David A. Von Moll
Kenneth N. Daniels
Wayne F. Wilbanks
Palmer P. Garson

Governor Mark Warner has named Darrell V. Hill as Executive Director for the Virginia Resources Authority.

Governor Mark R. Warner announced on June 14, 2002 that Darrell Vinson Hill has been appointed Executive Director of the Virginia Resources Authority.

Hill, of Hampton, previously served as a vice president of public finance for Davenport & Company, LLC. Hill, a 1993 graduate of Hampton University, also serves as a board member of the Virginia Equal Housing Foundation, Housing Opportunities Made Equal, and the Arts Council of Richmond.

“Darrell Hill brings extensive practical experience to his new role at VRA,” Governor Warner said. “Mr. Hill has valuable insight and knowledge of the Authority’s important role in providing a broad range of infrastructure financing options for local governments.”

The Authority issues municipal bonds to finance local capital projects, including water, wastewater, solid waste, and airport infrastructure. Additionally, the Authority jointly administers three revolving loan funds in cooperation with the Department of Environmental Quality, the Department of Health, and the Department of Aviation. Since its founding in 1984, the Virginia Resources Authority has financed more than one billion dollars in loans.

We are sure that Darrell’s extensive financial advisory experience, coupled with the excellent staff of VRA, will ensure the agency’s continued success for the Commonwealth.

SNAPSM News...
We’ve moved. Evergreen Investments, as Investment and Program Manager for SNAPSM, has a new address within our downtown Richmond location. Our new address is as follows:

Virginia SNAPSM
Evergreen Investments
West Tower, 11th Floor
901 E. Byrd Street
Richmond, VA 23219

SNAPSM SPOTLIGHT - Terence P. Burke

Partner, Ernst & Young
Rebate Calculation Agent for SNAPSM

Under the guidance of Terence P. Burke, Partner, Ernst & Young currently serves as Rebate Calculation Agent for SNAPSM. Terry rejoined Ernst & Young in May, 2001, and is the National Co-Director of Post-Issuance Compliance Services for Ernst & Young. In his previous work with Ernst & Young from 1983-1987, Terry provided refunding verification services and founded the arbitrage rebate services for Ernst & Young’s Tucson office in 1986. Terry currently serves as the partner responsible for SNAPSM under the contract with the Commonwealth of Virginia, performing the final review and signing the firm’s opinion on each arbitrage rebate report issued. Terry is also the former President and Chief Operating Officer of First Southwest Asset Management. During his thirteen years at First Southwest, Terry founded their arbitrage rebate compliance services and local government investment pool services, and managed their public funds investment services.

In May 2001, Terry was appointed by the Secretary of the United States Treasury to serve as a member of the Internal Revenue Service Tax-Exempt Advisory Committee. This committee was formed to provide public input to the Internal Revenue Service in the development of tax policy and regulations that affect tax-exempt entities, including entities that issue tax-exempt bonds.

Terry has over 18 years experience with the arbitrage regulations related to the investment of bond proceeds and authored the Government Finance Officers Association’s publication entitled “Guide to Arbitrage Requirements for Governmental Bond Issues” which has sold over 4,000 copies to governmental entities since its publication.

Terry serves as an advisor to the Government Finance Officers Association Debt and Fiscal Policy Committee and is a former advisor to the Cash Management Committee. He is on the Board of Advisors at Texas Tech University Southwest School of Governmental Finance. Terry graduated from Arizona State University with a Bachelor of Science degree in Accounting and is a licensed Certified Public Accountant in Texas and Arizona. He is a member of the Arizona Society of CPAs, American Institute of Certified Public Accountants, National Association of Bond Lawyers, and the Government Finance Officers Association.

More SNAPSM News...
Also, Vartina Keith, our Program Coordinator and “voice of SNAPSM” will be going out on maternity leave effective on or about September 5, 2002. During this time, Julia Abbott will be assuming Vartina’s duties. We are very happy to have such capable assistance during Vartina’s absence. We will be training Julia and introducing her to our participants during the month of August to ensure a smooth transition.

SNAPSM Fund
Schedule of Investments
June 30, 2002

	Principal Amount	Value

CERTIFICATES OF DEPOSIT - 16.4%
Bayerische Hypotheken Union Bank, FRN:
1.80%, 11/12/2002	$ 50,000,000	$ 49,998,179
3.87%, 7/29/2002	25,000,000	24,999,441
Branch Banking & Trust Co., FRN:
1.79%, 7/3/2002	25,000,000	25,000,000
1.79%, 1/24/2003	45,000,000	45,000,000
Deutsche Bank, NY, 2.71%, 6/13/2003	50,000,000	50,000,000
National Bank Commerce Memphis, TN, FRN, 1.84%, 8/30/2002	80,000,000	80,000,558

Total Certificates of Deposit		274,998,178

COMMERCIAL PAPER - 28.3%
Asset Backed - 28.3%
Asset One Securitization LLC:
1.81%, 7/2/2002	30,000,000	29,998,492
1.83%, 7/1/2002	50,087,000	50,087,000
Crown Point Capital Co., 1.81%, 7/17/2002	70,000,000	69,943,689
Fulbeck Funding LLC, 1.80%, 7/1/2002	50,000,000	50,000,000
Halogen Capital Co., 1.78%, 7/12/2002	70,000,000	69,961,928
Lexington Parker Capital Corp., 1.84%, 8/16/2002	70,000,000	69,835,422
Neptune Funding Corp., 1.85%, 8/21/2002	65,624,000	65,452,010
Tannehill Capital Co.:
1.80%, 7/19/2002	50,000,000	49,955,000
1.82%, 7/16/2002	20,000,000	19,984,833

Total Commercial Paper		475,218,374

CORPORATE BONDS - 32.7%
Banks - 3.0%
Wells Fargo Bank, FRN, 1.79%, 11/22/2002	50,000,000	50,000,000
Diversified Financials - 22.8%
Abacas Investment LLC, 3.75%, 9/20/2002	5,000,000	5,017,556
American Express Credit Corp., FRN, 1.82%, 3/7/2003	50,000,000	49,996,605
Bear Stearns Companies, Inc., 3.96%, 7/29/2002	35,000,000	35,000,000
Caterpillar Financial Services Corp., FRN, 2.00%, 6/1/2003	75,000,000	75,020,822
Goldman Sachs Group LP, FRN, 2.11%, 7/15/2003 144A	20,000,000	20,000,000
Household Finance Corp.:
7.625%, 1/15/2003	5,100,000	5,231,657
MTN, 3.00%, 5/30/2003	5,000,000	5,000,000

SNAPSM Fund
Schedule of Investments (continued)
June 30, 2002

	Principal Amount	Value

CORPORATE BONDS - continued
Diversified Financials - continued
Liberty Lighthouse Capital Co.:
4.02%, 8/16/2002 144A	$ 7,000,000	$ 7,015,910
FRN, 1.87%, 1/17/2003 144A	50,000,000	50,000,000
Merrill Lynch & Co., Inc., FRN, 2.10%, 1/29/2003 144A	35,000,000	35,047,341
Overseas Private Investor Corp., 1.76%, 7/4/2002	20,000,000	20,000,000
Sigma Finance, Inc., 1.81%, 1/16/2003	75,000,000	75,000,000
382,329,891
Health Care Providers & Services - 0.9%
AARP, FRN, 1.95%, 7/4/2002	15,000,000	15,000,000
Hotels, Restaurants & Leisure - 1.8%
McDonald’s Corp., 4.45%, 3/7/2003	30,000,000	30,405,669
Multi-line Retail - 4.2%
Target Corp., FRN, MTN, 2.00%, 12/4/2002	70,000,000	70,033,665

Total Corporate Bonds		547,769,225

MUNICIPAL OBLIGATIONS - 4.3%
Hospital - 1.9%
Catholic Hlth. Initiatives RB, 2.20%, VRDN	32,800,000	32,800,000
Housing - 2.4%
Virginia State Hsg. Dev. Auth. Cmnwlth. Mtge. RB, 1.85%, VRDN	40,000,000	40,000,000

Total Municipal Obligations		72,800,000

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 14.6%
FHLB:
3.79%, 8/9/2002	15,000,000	15,000,000
FRN, 1.73%, 7/1/2002	40,000,000	40,000,000
FHLMC, 2.30%, 11/27/2002	40,000,000	40,000,000
FNMA, FRN, 1.65%, 7/1/2002	50,000,000	49,876,570
SLMA, FRN, 1.73%, 7/1/2002	100,000,000	100,000,000

Total U.S. Government & Agency Obligations		244,876,570

SNAPSM Fund
Schedule of Investments (continued)
June 30, 2002

REPURCHASE AGREEMENT - 3.5%
State Street Bank & Trust Co., 1.92% dated 6/28/2002, due 7/1/2002, maturity value $58,488,594 (a)	$ 58,479,237	$ 58,479,237
Total Investments - (cost $1,674,141,584 (b)) - 99.8%		1,674,141,584
Other Assets and Liabilities - 0.2%		3,413,000

Net Assets - 100.0%		$ 1,677,554,584

(a)	This repurchase agreement is fully collateralized by $60,880,000 FNMA, 0.00% to 7.50%, 10/1/2012 to 3/31/2032; value including accrued interest is $59,671,757.
(b)	On June 30, 2002, the cost of investments for federal income tax purposes for the Fund was the same as for financial reporting purposes.
144A	Security that may be sold to qualified buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
Summary of Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
MTN	Medium Term Note
RB	Revenue Bond
SLMA	Student Loan Marketing Association
VRDN	Variable Rate Demand Note

Variable Rate Demand Notes are payable on demand on no more than seven calendar days after notice is given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at June 30, 2002.

See Notes to Financial Statements.

SNAPSM Fund
Statement of Assets and Liabilities
June 30, 2002

Assets
Investments at amortized cost	$ 1,674,141,584
Interest receivable	5,573,154
Prepaid expenses and other assets	50,364

Total assets	1,679,765,102

Liabilities
Advisory fee payable	90,259
Payable for Fund shares redeemed	1,900,089
Distributions payable	2,268
Accrued expenses and other liabilities	217,902

Total liabilities	2,210,518

Net assets (represented entirely by paid-in capital)	$ 1,677,554,584

Shares outstanding	1,677,554,584

Net asset value per share	$ 1.00

Statement of Operations
Year Ended June 30, 2002

Investment income
Interest	$ 42,432,092

Expenses
Advisory fee	1,182,373
Transfer agent fee	10,401
Trustees’ fees and expenses	21,482
Printing and postage expenses	13,434
Custodian fee	59,196
Registration and filing fees	11,610
Professional fees	6,692
Other	1,663

Total expenses	1,306,851
Less: Fee waivers	(23,478)

Net expenses	1,283,373

Net investment income	41,148,719

Net increase in net assets resulting from operations	$ 41,148,719

See Notes to Financial Statements.

SNAPSM Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2002	June 30, 2001

Operations
Net investment income	$ 41,148,719	$ 83,011,027

Distributions to shareholders from net investment income	(41,148,719)	(83,011,027)

Capital share transactions, at net asset value of $1.00 per share
Proceeds from shares sold	1,731,013,791	1,605,813,926
Payment for shares redeemed	(1,664,584,993)	(1,378,630,198)
Net asset value of shares issued in reinvestment of distributions	41,333,902	83,308,870

Net increase in net assets resulting from capital share transactions	107,762,700	310,492,598

Total increase in net assets	107,762,700	310,492,598
Net assets
Beginning of period	1,569,791,884	1,259,299,286

End of period	$ 1,677,554,584	$ 1,569,791,884

Financial Highlights (For a share outstanding throughout each period)

	Year Ended June 30,
	2002	2001	2000	1999	1998

Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Income from investment operations
Net investment income	0.03††	0.06††	0.06††	0.05††	0.06††

Less distributions to shareholders from net investment income	(0.03)††	(0.06)††	(0.06)††	(0.05)††	(0.06)††

Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00

Total return	2.56%	6.05%	5.86%	5.30%	5.71%

Ratios and Supplemental Data

Net assets, end of period (thousands)	$ 1,677,555	$ 1,569,792	$ 1,259,299	$ 1,265,137	$ 1,083,364

Ratios to average net assets
Expenses	0.08%	0.10%	0.11%	0.11%	0.11%
Net investment income	2.51%	5.85%	5.73%	5.17%	5.56%

†† Includes net realized capital gains and losses, if any, which were less than $0.005 per share.

See Notes to Financial Statements.

SNAPSM Fund
Notes to Financial Statements
June 30, 2002

1. ORGANIZATION
SNAPSM Fund (the “Fund”) is a diversified series of Evergreen Select Money Market Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On July 24, 1995, the Fund commenced operations through an exchange of shares with the Virginia State Non-Arbitrage Program (“SNAP”) in the amount of $628,335,685.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments
As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income
Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

D. Federal Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

E. Distributions
Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily based on amounts determined by applying percentage rates, starting at 0.08% and declining to 0.04% per annum as net assets increase, to the average daily net assets of the Fund.

During the year ended June 30, 2002, the amount of investment advisory fees waived by the investment advisor was $23,478 and the impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets amounted to 0.00%.

4. CAPITAL SHARE TRANSACTIONS
Net assets consist entirely of paid-in-capital of $1,677,554,584. The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized.

SNAPSM Fund
Notes to Financial Statements (continued)
June 30, 2002

5. DEFERRED TRUSTEES’ FEES
Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

6. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid for the year ended June 30, 2002 was $41,148,719 paid from ordinary income.

7. GOVERNMENTAL ACCOUNTING AND FINANCIAL REPORTING FOR INVESTMENTS AND INVESTMENT POOLS
Governmental accounting standards state that credit risk is the risk that the investor may not be able to obtain possession of its investment instrument or collateral at maturity. A portfolio of a subject entity is required to be characterized into certain categories. Risk category 1 includes investments that are insured or registered or for which the securities are held by the investor or its agent in the investor’s name. Risk category 2 includes uninsured or unregistered investments for which the securities are held by the broker’s or dealer’s trust department or agent in the investor’s name. Risk category 3 includes uninsured or unregistered investments for which the securities are held by the broker or dealer, or by its trust department or agent but not in the investor’s name. All investments held at June 30, 2002 are in risk category 1.

Independent Auditors’ Report

The Board of Trustees and Shareholders
Evergreen Select Money Market Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Virginia SNAPSM Fund, a series of Evergreen Select Money Market Trust, as of June 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Virginia SNAPSM Fund as of June 30, 2002, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
August 2, 2002

Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

SNAPSM Advisory Board

Alfred C. Anderson
Josephine Blakenship

Ellen V. Booker

Barbara O. Carraway

Joseph P. Casey

Richard A. Cordle

John J. Cusimano

Francis X. O’Leary

C. William Orndoff, Jr.

Fred W. Parker

Larry K. Pritchett

Andrew Rountree

John H. Touhy

Ronald H. Williams

Commonwealth of Virginia Treasury Board Jody M. Wagner, Chair K. David Boyer, Jr. Kenneth N. Daniels Palmer P. Garson Kenneth W. Thorson David A. Von Moll Wayne F. Wilbanks

Our Commitment
To form a partnership that benefits the state,
program participants, and taxpayers of Virginia.

901 East Byrd Street, P.O. Box 1357, Richmond, VA 23218-1357
(804) 344-6212 (800) 570-SNAP   FAX (804) 344-6443

This publication must be preceded or accompanied by the Fund’s prospectus which contains complete information regarding fees, sales charges, and expenses. Please read it carefully before investing or sending money. The SNAPSM fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

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